June 23, 2000

                      DREYFUS PREMIER FUTURE LEADERS FUND

                           SUPPLEMENT TO PROSPECTUS

                              DATED JUNE 30, 2000

      THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "YOUR INVESTMENT -- SERVICES FOR FUND INVESTORS."

Class B Shares -- Dreyfus Automatic Withdrawal Plan

      For any Fund account opened on or after July 24, 2000, or any existing Fund account to which the Dreyfus Automatic Withdrawal Plan ("AWP") is added on or after July 24, 2000, there will be no CDSC on Class B shares redeemed pursuant to an AWP withdrawal, as long as the amount of the withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the AWP, or the account value at the time of the subsequent withdrawal.

                                                                       522s0600